UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08460

Morgan Stanley Global Opportunity Bond Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue New York, NY			10036
(Address of principal executive offices)			(Zip code)

Randy Takian 522 Fifth Avenue New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-231-2608

Date of fiscal year end:	12/31

Date of reporting period:	6/30/09

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.  REPORTS TO STOCKHOLDERS.

The Fund’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

INVESTMENT MANAGEMENT

Morgan Stanley Global Opportunity Bond Fund, Inc. (MGB)

Morgan Stanley

Investment Management Inc.

Investment Adviser

Semi-Annual Report

June 30, 2009

Morgan Stanley Global Opportunity Bond Fund, Inc.

Overview (unaudited)

Letter to Stockholders

Performance

For the six months ended June 30, 2009, the Morgan Stanley Global Opportunity Bond Fund, Inc. (the “Fund”) had total returns of 19.82%, based on net asset value, and 25.54% based on market value per share (including reinvestment of distributions), compared to its benchmark, the Emerging Markets Bond/U.S. Corporate High Yield Blended Composite (the “Index”) which returned 22.59%. The Index is comprised of 50% of the J.P. Morgan Emerging Markets Bond Global Index and 50% of the Barclays Capital U.S. Corporate High Yield -2% Issuer Cap Index. On June 30, 2009, the closing price of the Fund’s shares on the New York Stock Exchange was $5.78, representing a 15.9% discount to the Fund’s net asset value per share. Past performance is no guarantee of future results.

Factors Affecting Performance

•

The first months of 2009 were characterized by unprecedented government intervention in financial markets with policy moves ranging from bank nationalization to fiscal and monetary activism. Widespread easing of monetary policy announced by numerous governments around the world complemented this fiscal support, while monetary authorities that have limited scope for further rate cuts moved to quantitative easing. In addition, leaders from the G-20 (Group of Twenty Finance Ministers and Central Bank Governors) pledged to support a package of measures which will provide funding of over $1 trillion to contain the global downturn.

•

The second quarter of 2009 was characterized by signs of a rebound in economic activity (so called “green shoots”) and increased risk appetite in the financial markets. Financial conditions improved and markets started to normalize. This “market normalization” was driven by the massive injection of liquidity on the part of world’s central banks, the sharp easing of monetary policy, and the recent stabilization of supply side variables such as industrial production. However, negative news at the global level, particularly from the demand side (retail sales, auto sales, exports, etc.), still appears to indicate that the real economy remains stressed and the recovery will likely be slow and fragile.

•

Emerging markets (EM) debt staged a strong rally during the reporting period, benefiting from expectations that downside risks for the global economy had diminished. For the first half of the year, emerging markets external debt, as measured by the JP Morgan Emerging Markets Bond Global Index returned 14.56%. EM debt fund flows turned positive after losing $3.8 billion since the beginning of the year. EM primary debt markets have been very active so far this year, with issuance volumes (sovereign and quasi-sovereign only) at an average of $7.6 billion a month. Issuance volume for the first half of the year totaled $45.1 billion, 5% more than the $42.9 billion issued in the first half of 2008 when market conditions were more favorable. However, market access remained limited to high quality names, those with adequate economic fundamentals and a good track record of economic policies.

•

The U.S. high yield bond market rebounded strongly as well, returning 30.92% for the six months ended June 30, 2009, as measured by the Barclays Capital U.S. Corporate High Yield -2% Issuer Cap Index, while yield spreads narrowed from 1,794 basis points to 1,023 basis points. Rising demand prompted strong issuance as issuers sought to take advantage of the market’s liquidity.

•

Within the EM debt portion of the Fund, overweights and security selection in Venezuela, Kazakhstan, Russia and Mexico bolstered relative returns, as did an underweight in Malaysia. Conversely, detractors from performance included overweights in Brazil and Turkey as well as security selection in Indonesia.

Morgan Stanley Global Opportunity Bond Fund, Inc.

Overview (unaudited)

Letter to Stockholders (cont’d)

•

With regard to the U.S. high yield portion of the portfolio, an emphasis on higher quality issues hindered relative performance as the lower quality segment of the market outperformed. Underweight allocations to banking and brokerage were disadvantageous as these sectors performed well during the reporting period. Conversely, an underweight allocation in building materials was beneficial as the sector’s performance lagged during the period. Overweights in chemicals and consumer cyclical services also helped boost returns.

Management Strategies

•

Within EM debt, the Fund favored securities in Brazil, Indonesia, Peru and Russia. We maintained a long spread duration and moderately lower interest-rate duration relative to the Index throughout most of the period.

•

On a fundamental basis, we believe the market is correct in repricing EM risk and that EM debt spreads will be well supported over the next few months assuming risk appetite remains robust and investors continue to return to the emerging markets. We will, however, monitor valuations for signs of excessive euphoria, as we believe there should be a strong distinction between pricing assets for a more stable environment (our expectation) and pricing assets for a stronger growth environment. On average, our valuation models point to many EM credits being near fair value at current levels. We expect that some lower beta credits will be constrained by the relatively wide valuations in other credit markets and by the slight deterioration in some of their credit ratios. We also expect the strength in the EM corporate market to dissipate over the next few months. The higher-than-expected bank refinancings and strong crossover buying following inflows into U.S. high yield mutual funds are both supporting factors which we believe are likely to deteriorate on the margin during the second half of the year.

•

We continued to position the U.S. high yield portion of the portfolio more conservatively, favoring higher quality issues in what we believe to be relatively stable industries such as health care, energy, cable and telecommunications. We largely avoided the banking and brokerage sectors (typically a small segment of the high yield market) as we believed these sectors remained too risky. As of the end of the period, the Fund’s major sector overweights included health care, energy, cable and telecommunications. Key sector underweights included banking, brokerage, REITs (real estate investment trusts) and retailers.

•

We remain cautious on the lower quality segment of the U.S. high yield market as we believe future defaults in the market will likely come from this group. While the portfolio’s performance was impacted by its underweight to CCC rated securities, we believe that until the economy begins to show more strength, the risk/reward characteristics of these securities remain unattractive.

Sincerely,

Randy Takian
President and Principal Executive Officer	July 2009

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services provided by the Fund’s Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser’s expense. (The advisory and administration agreements together are referred to as the “Management Agreement.”) The Board also compared the nature of the services provided by the Adviser with similar services provided by non-affiliated advisers as reported to the Board by Lipper, Inc. (“Lipper”).

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who provide the administrative and advisory services to the Fund. The Board determined that the Adviser’s portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services provided were necessary and appropriate for the conduct of the business and investment activities of the Fund and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Fund

The Board reviewed the performance, fees and expenses of the Fund compared to its peers, as determined by Lipper, and to appropriate benchmarks where applicable. The Board discussed with the Adviser the performance goals and the actual results achieved in managing the Fund. When considering a fund’s performance, the Board and the Adviser place emphasis on trends and longer-term returns (focusing on one-year, three-year and five-year performance, as of December 31, 2008, as applicable). When a fund underperforms its benchmark and/or its peer group average, the Board and the Adviser discuss the causes of such underperformance and, where necessary, they discuss specific changes to investment strategy or investment personnel. The Board noted that the Fund’s performance was better than its peer group average for the one- and three-year periods but below its peer group average for the five-year period. The Board discussed with the Adviser the level of the advisory and administration fees (together, the “management fee”) for this Fund relative to comparable funds advised by the Adviser and compared to its peers as determined by Lipper. In addition to the management fee, the Board also reviewed the Fund’s total expense ratio. The Board noted that the management fee was higher than but close to the peer group average, and the total expense ratio was higher than the peer group average. After discussion, the Board concluded that the total expense ratio, although higher than the peer group average, was acceptable because the management fee was competitive with the peer group average. The Board also concluded that the Fund’s performance was competitive with the peer group average.

Economies of Scale

The Board considered the size and growth prospects of the Fund and how that relates to the Fund’s total expense ratio and particularly the Fund’s management fee rate, which does not include breakpoints. In conjunction with its review of the Adviser’s profitability, the

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

Board discussed with the Adviser how a change in assets can affect the efficiency or effectiveness of managing the Fund and whether the management fee level is appropriate relative to current and projected asset levels and/or whether the management fee structure reflects economies of scale as asset levels change. The Board considered that, with respect to closed-end funds, the assets are not likely to grow with new sales or grow significantly as a result of capital appreciation. The Board concluded that economies of scale for the Fund were not a factor that needed to be considered at the present time.

Profitability of the Adviser and Affiliates

The Board considered information concerning the costs incurred and profits realized by the Adviser and its affiliates during the last year from their relationship with the Fund and during the last two years from their relationship with the Morgan Stanley Fund Complex and reviewed with the Adviser the cost allocation methodology used to determine the profitability of the Adviser and affiliates. The Board has determined that its review of the analysis of the Adviser’s expenses and profitability supports its decision to approve the Management Agreement.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Fund and other funds advised by the Adviser. These benefits may include, among other things, “float” benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds’ portfolio trading and fees for distribution and/or shareholder servicing. The Board reviewed with the Adviser each of these arrangements and the reasonableness of its costs relative to the services performed. The Board has determined that its review of the other benefits received by the Adviser or its affiliates supports its decision to approve the Management Agreement.

Resources of the Adviser and Historical Relationship Between the Fund and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Fund’s operations and the Board’s confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Fund to continue its relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund’s Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund’s business.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Investment Advisory Agreement Approval (cont’d)

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Fund and its shareholders to approve renewal of the Management Agreement for another year. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. The Board considered these factors over the course of numerous meetings, some of which were in executive session with only the Independent Board members and their counsel present. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
DEBT INSTRUMENTS (98.4%)
Argentina (1.0%)
Sovereign (1.0%)
Republic of Argentina, Zero Coupon, 8/3/09	$347	$46
1.68%, 8/3/12 (a)	767	187
8.28%, 12/31/33	135	71
		304
Belize (0.0%)
Sovereign (0.0%)
Government of Belize,
4.25%, 2/20/29 (b)	26	12

Brazil (6.4%)
Sovereign (6.4%)
Banco Nacional de Desenvolvimento Economico e Social,
6.37%, 6/16/18 (c)	100	99
Federative Republic of Brazil,
5.88%, 1/15/19	360	365
7.13%, 1/20/37	40	44
8.00%, 1/15/18	290	326
8.88%, 10/14/19 - 4/15/24	476	587
10.50%, 7/14/14	130	162
11.00%, 8/17/40 (d)	330	431
		2,014
Bulgaria (0.3%)
Sovereign (0.3%)
Republic of Bulgaria,
8.25%, 1/15/15 (c)	87	91

Canada (2.1%)
Corporate (2.1%)
Bombardier, Inc.,
6.30%, 5/1/14 (c)	250	220
Novelis, Inc.,
7.25%, 2/15/15	175	134
OPTI Canada, Inc.,
8.25%, 12/15/14	75	50
Teck Resources Ltd.,
10.25%, 5/15/16 (c)	250	262
		666
Chile (0.3%)
Sovereign (0.3%)
Empresa Nacional de Petroleo,
6.75%, 11/15/12 (c)	100	107

Colombia (1.5%)
Sovereign (1.5%)
Republic of Colombia,
7.38%, 3/18/19	160	172
11.75%, 2/25/20	220	301
		473
Ecuador (0.3%)
Sovereign (0.3%)
Republic of Ecuador,
9.38%, 12/15/15	120	87

France (0.7%)
Corporate (0.7%)
Cie Generale de Geophysique-Veritas S.A.,
7.50%, 5/15/15	240	221

Georgia (0.3%)
Sovereign (0.3%)
Republic of Georgia,
7.50%, 4/15/13	100	86

Ghana (0.3%)
Sovereign (0.3%)
Republic of Ghana,
8.50%, 10/4/17 (c)	100	80

Indonesia (3.3%)
Corporate (0.4%)
Pindo Deli Finance Mauritius,
Tranche A, Zero Coupon, 4/28/15 (a)(c)(e)	21	6
Tranche B, Zero Coupon, 4/28/18 (a)(c)(e)	146	23
Tranche C, Zero Coupon, 4/28/25 (a)(e)	587	15
Tjiwi Kimia Finance Mauritius Ltd.,
Tranche A, Zero Coupon, 4/28/15 (a)(e)	74	22
Tranche B, Zero Coupon, 4/28/18 (a)(c)(e)	144	32
Tranche C, Zero Coupon, 4/28/27 (a)(c)(e)	268	7
		105

The accompanying notes are an integral part of the financial statements.	7

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Indonesia (cont’d)
Sovereign (2.9%)
Republic of Indonesia,
6.88%, 1/17/18	$100	$96
6.88%, 1/17/18 (c)	192	185
7.75%, 1/17/38 (c)	223	205
11.63%, 3/4/19 (c)	340	432
		918
		1,023
Ivory Coast (0.1%)
Sovereign (0.1%)
Ivory Coast,
Zero Coupon, 3/31/18 (e)(f)	180	46

Kazakhstan (1.4%)
Sovereign (1.4%)
Intergas Finance BV,
6.38%, 5/14/17	90	68
KazMunaiGaz Finance Sub BV,
9.13%, 7/2/18 (c)	400	359
		427
Luxembourg (1.3%)
Corporate (1.3%)
ArcelorMittal,
9.85%, 6/1/19	170	184
FMC Finance III S.A.,
6.88%, 7/15/17	120	112
Wind Acquisition Finance S.A.,
10.75%, 12/1/15 (c)	115	116
		412
Mexico (4.4%)
Sovereign (4.4%)
Pemex Project Funding Master Trust,
1.93%, 6/15/10 (a)(c)	210	207
8.63%, 12/1/23	250	271
United Mexican States,
5.63%, 1/15/17	1	1
5.95%, 3/19/19 (d)	532	540
6.75%, 9/27/34 (d)	355	360
		1,379
Netherlands (0.3%)
Corporate (0.3%)
Intergen N.V.,
9.00%, 6/30/17 (c)	105	100

Pakistan (0.2%)
Sovereign (0.2%)
Republic of Pakistan,
7.13%, 3/31/16	100	67

Panama (0.6%)
Sovereign (0.6%)
Republic of Panama,
8.88%, 9/30/27	53	64
9.38%, 4/1/29	106	134
		198
Peru (2.3%)
Sovereign (2.3%)
Republic of Peru,
7.13%, 3/30/19	180	193
8.75%, 11/21/33 (d)	420	514
		707
Philippines (1.9%)
Sovereign (1.9%)
Republic of Philippines,
8.38%, 6/17/19	100	116
8.88%, 3/17/15	119	136
9.00%, 2/15/13	180	202
9.50%, 2/2/30	113	138
		592
Qatar (0.5%)
Sovereign (0.5%)
State of Qatar (Registered),
9.75%, 6/15/30	110	144

Russia (5.2%)
Corporate (0.8%)
TNK-BP Finance S.A.,
7.88%, 3/13/18 (c)	295	245

Sovereign (4.4%)
RSHB Capital S.A. for OJSC Russian Agricultural Bank,
6.30%, 5/15/17 (c)	100	87
7.18%, 5/16/13	100	95
7.18%, 5/16/13 (c)	210	201
Russian Federation,
7.50%, 3/31/30 (b)(c)	289	286
Russian Federation (Registered),
12.75%, 6/24/28	225	325
7.50%, 3/31/30 (b)(d)	410	405
		1,399
		1,644

8	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
Singapore (0.1%)
Corporate (0.1%)
Flextronics International Ltd.,
6.50%, 5/15/13	$43	$41

South Korea (0.5%)
Sovereign (0.5%)
Korea Development Bank,
8.00%, 1/23/14	50	54
Republic of Korea,
5.75%, 4/16/14	100	103
		157
Sri Lanka (0.3%)
Sovereign (0.3%)
Republic of Sri Lanka,
8.25%, 10/24/12	100	93

Trinidad (0.4%)
Sovereign (0.4%)
National Gas Co. of Trinidad & Tobago Ltd.,
6.05%, 1/15/36 (c)	172	130

Turkey (4.2%)
Sovereign (4.2%)
Republic of Turkey,
6.75%, 4/3/18	639	636
6.88%, 3/17/36	301	277
7.50%, 11/7/19	120	125
8.00%, 2/14/34	47	49
11.50%, 1/23/12	20	23
11.88%, 1/15/30	134	205
		1,315
Ukraine (0.8%)
Sovereign (0.8%)
Ukraine Government,
6.58%, 11/21/16	100	71
6.75%, 11/14/17	130	92
7.65%, 6/11/13	100	78
		241
United Kingdom (0.7%)
Corporate (0.7%)
Virgin Media Finance plc,
8.75%, 4/15/14	120	117
9.13%, 8/15/16	100	97
		214
United States (54.1%)
Corporate (54.1%)
AES Corp. (The),
7.75%, 3/1/14	40	38
8.00%, 6/1/20 (d)	160	144
8.75%, 5/15/13 (c)(d)	190	194
Airgas, Inc.,
7.13%, 10/1/18 (c)	135	127
American Tower Corp.,
7.13%, 10/15/12	120	121
Ameristar Casinos, Inc.,
9.25%, 6/1/14 (c)	125	128
Anixter, Inc.,
10.00%, 3/15/14	160	160
Apria Healthcare Group, Inc.,
11.25%, 11/1/14 (c)	215	209
Aramark Corp.,
8.50%, 2/1/15	180	176
ArvinMeritor, Inc.,
8.75%, 3/1/12	85	54
Ashland, Inc.,
9.13%, 6/1/17 (c)	95	99
Atlas Energy Resources LLC,
10.75%, 2/1/18 (c)	180	171
Axcan Intermediate Holdings, Inc.,
12.75%, 3/1/16	40	41
Baldor Electric Co.,
8.63%, 2/15/17	40	37
Berry Plastics Corp.,
8.88%, 9/15/14	125	106
Biomet, Inc.,
11.63%, 10/15/17	205	202
Boyd Gaming Corp.,
7.75%, 12/15/12	215	201
Brown Shoe Co., Inc.,
8.75%, 5/1/12 (d)	100	91
CB Richard Ellis Services, Inc.,
11.63%, 6/15/17 (c)	160	156
Chaparral Energy, Inc.,
8.50%, 12/1/15 (d)	140	88
8.88%, 2/1/17	20	12
Charter Communications Operating LLC/Charter Communications Operating Capital,
10.88%, 9/15/14 (c)(d)(e)	215	224

The accompanying notes are an integral part of the financial statements.	9

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
United States (cont’d)
Corporate (cont’d)
Chesapeake Energy Corp.,
6.38%, 6/15/15	$25	$22
7.50%, 9/15/13 (d)	280	270
7.63%, 7/15/13	25	24
CHS/Community Health Systems, Inc.,
8.88%, 7/15/15	250	246
Cimarex Energy Co.,
7.13%, 5/1/17	30	27
Constellation Brands, Inc.,
7.25%, 9/1/16 - 5/15/17	150	139
Crown Americas LLC/Crown Americas Capital Corp.,
7.63%, 11/15/13 (d)	70	69
CSC Holdings, Inc.,
8.63%, 2/15/19 (c)	355	347
DirecTV Holdings LLC/DirecTV Financing Co.,
6.38%, 6/15/15	15	14
7.63%, 5/15/16	220	215
Dish DBS Corp.,
6.63%, 10/1/14	250	231
7.00%, 10/1/13	75	72
Dynegy Holdings, Inc.,
7.75%, 6/1/19	95	74
Edison Mission Energy,
7.75%, 6/15/16	250	205
El Paso Corp.,
12.00%, 12/12/13	190	210
Expedia, Inc.,
8.50%, 7/1/16 (c)	200	193
Eye Care Centers of America,
10.75%, 2/15/15	165	166
First Data Corp.,
9.88%, 9/24/15	100	71
Ford Motor Credit Co. LLC,
7.00%, 10/1/13 (d)	155	125
7.25%, 10/25/11 (d)	235	203
Forest Oil Corp.,
7.25%, 6/15/19	25	22
7.75%, 5/1/14	65	63
Foundation PA Coal Co. LLC,
7.25%, 8/1/14	35	34
Freeport-McMoran Copper & Gold, Inc.,
8.38%, 4/1/17	185	187
Fresenius Medical Care Capital Trust IV,
7.88%, 6/15/11	35	36
Fresenius U.S. Finance II, Inc.,
9.00%, 7/15/15 (c)	150	157
Frontier Communications Corp.,
9.00%, 8/15/31	145	120
General Motors Acceptance Corp. LLC,
6.75%, 12/1/14 (c)	119	95
6.88%, 9/15/11 (c)	161	142
Georgia-Pacific LLC,
7.13%, 1/15/17 (c)	205	192
Glatfelter,
7.13%, 5/1/16	30	28
Goodyear Tire & Rubber Co. (The),
10.50%, 5/15/16	155	157
Graham Packaging Co. LP/GPC Capital Corp. I,
9.88%, 10/15/14 (d)	165	154
Graphic Packaging International, Inc.,
9.50%, 8/15/13	85	82
Harrahs Operating Escrow LLC/Harrahs Escrow Corp.,
11.25%, 6/1/17 (c)	350	332
HCA, Inc.,
5.75%, 3/15/14	55	44
6.25%, 2/15/13 (d)	90	79
7.58%, 9/15/25	65	40
7.69%, 6/15/25	25	16
9.13%, 11/15/14 (d)	220	219
Healthsouth Corp.,
10.75%, 6/15/16	110	111
Hexcel Corp.,
6.75%, 2/1/15	95	89
Hilcorp Energy I LP/Hilcorp Finance Co.,
7.75%, 11/1/15 (c)	185	157

10	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face Amount (000)	Value (000)
United States (cont’d)
Corporate (cont’d)
Host Hotels & Resorts LP,
6.38%, 3/15/15	$80	$70
7.13%, 11/1/13 (d)	90	85
Innophos Holdings, Inc.,
9.50%, 4/15/12 (c)	50	44
Innophos, Inc.,
8.88%, 8/15/14	80	74
Intelsat Corp.,
9.25%, 6/15/16 (c)(d)	320	308
Interface, Inc.,
9.50%, 2/1/14	90	83
Invacare Corp.,
9.75%, 2/15/15	20	20
Ipalco Enterprises, Inc.,
8.63%, 11/14/11	30	30
Iron Mountain, Inc.,
8.75%, 7/15/18	150	148
JBS USA LLC/JBS USA Finance, Inc.,
11.63%, 5/1/14 (c)	215	204
Johnsondiversey, Inc.,
9.63%, 5/15/12 (d)	125	125
Key Energy Services, Inc.,
8.38%, 12/1/14	100	89
Koppers, Inc.,
9.88%, 10/15/13	45	45
L-3 Communications Corp.,
7.63%, 6/15/12	70	70
Las Vegas Sands Corp.,
6.38%, 2/15/15	100	74
LIN Television Corp.,
6.50%, 5/15/13	40	27
LPL Holdings, Inc.,
10.75%, 12/15/15 (c)	88	78
Massey Energy Co.,
6.88%, 12/15/13	210	193
M-Foods Holdings, Inc.,
9.75%, 10/1/13 (c)	60	58
MGM Mirage,
10.38%, 5/15/14 (c)(d)	135	141
13.00%, 11/15/13 (c)	175	192
Michael Foods, Inc.,
8.00%, 11/15/13	75	74
Mirant Americas Generation LLC,
8.50%, 10/1/21	245	195
Neiman Marcus Group, Inc. (The) PIK,
9.00%, 10/15/15	82	49
Newfield Exploration Co.,
6.63%, 9/1/14 (d)	190	176
7.13%, 5/15/18	25	23
Nextel Communications, Inc.,
6.88%, 10/31/13	70	58
Nielsen Finance LLC/Nielsen Finance Co.,
11.63%, 2/1/14 (c)	75	75
NRG Energy, Inc.,
7.38%, 1/15/17	90	85
Omnicare, Inc.,
6.75%, 12/15/13	95	86
6.88%, 12/15/15	80	73
Orion Power Holdings, Inc.,
12.00%, 5/1/10	250	260
Ormat Funding Corp.,
8.25%, 12/30/20	124	100
Owens-Brockway Glass Container, Inc.,
8.25%, 5/15/13 (d)	285	288
Oxford Industries, Inc.,
8.88%, 6/1/11	75	75
11.38%, 7/15/15 (c)	175	171
PetroHawk Energy Corp.,
10.50%, 8/1/14 (c)	160	164
Pioneer Natural Resources Co.,
6.65%, 3/15/17	275	242
Plains Exploration & Production Co.,
7.63%, 6/1/18	25	23
7.75%, 6/15/15 (d)	190	179
10.00%, 3/1/16	105	108
Pulte Homes, Inc.,
6.38%, 5/15/33	15	10
Qwest Capital Funding, Inc.,
7.25%, 2/15/11	155	151
RBS Global, Inc./Rexnord LLC,
9.50%, 8/1/14	125	108

The accompanying notes are an integral part of the financial statements.	11

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	Face
	Amount	Value
	(000)	(000)
United States (cont’d)
Corporate (cont’d)
Residential Capital LLC,
8.50%, 5/15/10	$5	$4
Rite Aid Corp.,
8.63%, 3/1/15	115	77
RRI Energy, Inc.,
7.88%, 6/15/17	240	216
Sally Holdings LLC/Sally Capital, Inc.,
9.25%, 11/15/14	190	190
SandRidge Energy, Inc. PIK,
8.63%, 4/1/15	175	158
Select Medical Corp.,
7.63%, 2/1/15 (d)	160	131
Sirius XM Radio, Inc.,
9.63%, 8/1/13	125	93
Smithfield Foods, Inc.,
7.00%, 8/1/11 (d)	70	67
8.00%, 10/15/09	25	25
Sprint Capital Corp.,
6.90%, 5/1/19 (d)	285	237
Sun Healthcare Group, Inc.,
9.13%, 4/15/15 (d)	65	65
SunGard Data Systems, Inc.,
9.13%, 8/15/13	95	90
SUPERVALU, Inc.,
7.50%, 11/15/14	50	48
Tenet Healthcare Corp.,
7.38%, 2/1/13 (d)	185	167
Terra Capital, Inc.,
7.00%, 2/1/17	90	83
Tesoro Corp.,
6.50%, 6/1/17	300	258
Texas Competitive Electric Holdings Co. LLC,
10.25%, 11/1/15 (b)	405	254
Ticketmaster Entertainment, Inc.,
10.75%, 7/28/16 (c)	375	336
United Rentals North America, Inc.,
6.50%, 2/15/12	185	180
Univision Communications, Inc.,
7.85%, 7/15/11	300	297
Vangent, Inc.,
9.63%, 2/15/15	65	54
Verso Paper Holdings LLC/Verso Paper, Inc.,
9.13%, 8/1/14	95	45
11.50%, 7/1/14 (c)	205	188
Warner Chilcott Corp.,
8.75%, 2/1/15	77	77
Western Refining, Inc.,
11.25%, 6/15/17 (c)	215	192
Westlake Chemical Corp.,
6.63%, 1/15/16	90	79
Williams Cos., Inc. (The),
7.88%, 9/1/21 (d)	180	178
Windstream Corp.,
8.13%, 8/1/13	40	39
		17,017
Uruguay (0.1%)
Sovereign (0.1%)
Republic of Uruguay,
8.00%, 11/18/22	44	46

Venezuela (2.5%)
Sovereign (2.5%)
Republic of Venezuela,
5.75%, 2/26/16	79	46
7.00%, 3/31/38	130	64
9.00%, 5/7/23	49	30
9.25%, 9/15/27	652	447
9.25%, 5/7/28	306	189
		776
TOTAL DEBT INSTRUMENTS (Cost $31,175)		30,910

	Shares
COMMON STOCK (0.0%)
United States (0.0%)
SW Acquisition LP (f)(g)(h) (Cost $—)	1	—
PREFERRED STOCK (0.1%)
United States (0.1%)
Preferred Blocker, Inc.,
7.00% (c) (Cost $33)	63	27

12	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

	No. of	Value
	Warrants	(000)
WARRANTS (0.2%)
Nigeria (0.2%)
Central Bank of Nigeria, expires 11/15/20 (a)(h)	500	$52
Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (a)(h)	950	19
TOTAL WARRANTS (Cost $—@)		71

	Shares
SHORT-TERM INVESTMENT (1.3%)
United States (1.3%)
Investment Company (1.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (i) (Cost $420)	420,017	420
TOTAL INVESTMENTS (100.0%) (Cost $31,628)		31,428
LIABILITIES IN EXCESS OF OTHER ASSETS		(3,373)
NET ASSETS		$28,055

(a)          Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on June 30, 2009.

(b)         Step Bond — Coupon rate increases in increments to maturity. Rate disclosed is as of June 30, 2009. Maturity date disclosed is the ultimate maturity date.

(c)          144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)         Denotes all or a portion of securities subject to repurchase under the Reverse Repurchase Agreements as of June 30, 2009.

(e)          Issuer is in default.

(f)            Non-income producing security.

(g)         At June 30, 2009, the Fund held less than $500 of fair valued securities, representing less than 0.05% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund’s Directors.

(h)         Security has been deemed illiquid at June 30, 2009.

(i)             See Note G within the Notes to Financial Statements regarding investment in Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class.

@            Value is less than $500.

PIK    Payment-in-kind. Income may be paid in additional securities or cash at the discretion of the issuer.

Futures Contracts:

The Fund had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Short:
U.S. Treasury 10 yr. Note	20	$2,325	Sep-09	$6

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Fund’s net assets as of June 30, 2009.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below. (See Note 7 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Assets:
Common Stock
Utilities	$—	$—	$—	**	$—	**
Debt Instruments
Aerospace	—	159	—		159
Broadcasting	—	324	—		324
Cable	—	1,477	—		1,477
Chemicals	—	657	—		657
Consumer Products	—	157	—		157
Energy	—	3,446	—		3,446
Financial	—	1,186	—		1,186
Food & Drug	—	286	—		286
Food & Tobacco	—	166	—		166

The accompanying notes are an integral part of the financial statements.	13

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Portfolio of Investments (cont’d)

(Showing Percentage of Total Value of Investments)

Investment Type	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Forest Products	$—	$1,046	$—		$1,046
Gaming & Leisure	—	1,223	—		1,223
Health Care	—	1,933	—		1,933
Housing	—	93	—		93
Information Technology	—	404	—		404
Manufacturing	—	270	—		270
Metals	—	801	—		801
Retail	—	819	—		819
Services	—	692	—		692
Sovereign	—	11,889	—		11,889
Telecommunications	—	1,046	—		1,046
Transportation	—	602	—		602
Utilities	—	1,769	—		1,769
Wireless Communications	—	465	—		465
Total Debt Instruments	—	30,910	—		30,910
Futures	6	—	—		6
Preferred Stock
Wireless Communications	—	27	—		27
Short-Term Investment
Investment Company	420	—	—		420
Warrants	—	71	—		71
Total Assets	426	31,008	—	**	31,434
Liabilities:
Reverse Repurchase Agreement	—	(3,452)	—		(3,452)
Total Liabilities	—	(3,452)	—		(3,452)
Total	$426	$27,556	$—	**	$27,982

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stock
Balance as of 12/31/08	$—	**
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Net transfers in and/or out of Level 3	—
Balance as of 6/30/09	$—	**
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 6/30/09.	$—

**  Includes a security which is valued at zero.

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	38.1%
Energy	11.0
Health Care	6.1
Utilities	5.6
Other*	37.9
Short-Term Investment	1.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

14	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009

Financial Statements

Statement of Assets and Liabilities

	June 30, 2009 (unaudited) (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $31,208)	$31,008
Investment in Security of Affiliated Issuer, at Value (Cost $420)	420
Total Investments in Securities, at Value (Cost $31,628)	31,428
Interest Receivable	720
Receivable for Investments Sold	58
Due from Broker	43
Foreign Currency, at Value (Cost $18)	17
Receivable for Lehman Brothers Closed Reverse Repurchase Transactions	14
Receivable from Affiliate	—	@
Dividends Receivable	—	@
Other Assets	1
Total Assets	32,281
Liabilities:
Payable For:
Reverse Repurchase Agreements	3,463
Dividends Declared	490
Lehman Brothers Closed Swap Transactions	134
Bank Overdraft	52
Investment Advisory Fees	23
Administration Fees	2
Custodian Fees	2
Other Liabilities	60
Total Liabilities	4,226
Net Assets
Applicable to 4,085,596 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$28,055
Net Asset Value Per Share	$6.87
Net Assets Consist of:
Common Stock	$41
Paid-in Capital	46,633
Undistributed Net Investment Income	351
Accumulated Net Realized Loss	(18,775)
Unrealized Appreciation (Depreciation) on Investments, Futures and Foreign Currency Translations	(195)
Net Assets	$28,055

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.	15

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Operations

	Six Months Ended June 30, 2009 (unaudited) (000)
Investment Income:
Interest from Securities of Unaffiliated Issuers (Net of $2 of Foreign Taxes Withheld)	$1,417
Dividends from Securities of Unaffiliated Issuers	2
Dividends from Security of Affiliated Issuer	1
Total Investment Income	1,420
Expenses:
Investment Advisory Fees (Note B)	129
Professional Fees	34
Administration Fees (Note C)	10
Stockholder Reporting Expenses	9
Custodian Fees (Note D)	4
Stockholder Servicing Agent Fees	4
Directors’ Fees and Expenses	—	@
Other Expenses	17
Expenses Before Non Operating Expenses	207
Interest Expense on Reverse Repurchase Agreements	49
Bank Overdraft Expense	—	@
Total Expenses	256
Rebate from Morgan Stanley Affiliates (Note G)	—	@
Expense Offset (Note D)	—	@
Net Expenses	256
Net Investment Income	1,164
Net Realized Gain (Loss) on:
Investments	(1,826)
Foreign Currency Transactions	(263)
Futures Contracts	46
Net Realized Loss	(2,043)
Change in Unrealized Appreciation (Depreciation) on:
Investments	5,471
Foreign Currency Exchange Contracts and Translations	5
Future Contracts	6
Change in Unrealized Appreciation (Depreciation)	5,482
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	3,439
Net Increase in Net Assets Resulting from Operations	$4,603

@ Amount is less than $500.

16	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statements of Changes in Net Assets

	Six Months Ended June 30, 2009 (unaudited) (000)	Year Ended December 31, 2008 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$1,164	$2,100
Net Realized Loss	(2,043)	(3,061)
Net Change in Unrealized Appreciation (Depreciation)	5,482	(5,277)
Increase from Payment by Affiliate (Note H)	—	36
Net Increase (Decrease) in Net Assets Resulting from Operations	4,603	(6,202)
Distributions from and/or in Excess of:
Net Investment Income	(981)	(2,119)
Capital Share Transactions:
Repurchase of Shares (17,700 and 71,235 shares)	(90)	(448)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(90)	(448)
Total Increase (Decrease)	3,532	(8,769)
Net Assets:
Beginning of Period	24,523	33,292
End of Period (Including Undistributed Net Investment Income of $351 and $168)	$28,055	$24,523

The accompanying notes are an integral part of the financial statements.	17

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009

Financial Statements (cont’d)

Statement of Cash Flows

Six Months Ended June 30, 2009 (unaudited) (000)
Cash Flows From Operating Activities:
Proceeds from Sales and Maturities of Long-Term Investments	$14,387
Purchase of Long-Term Investments	(16,074)
Net (Increase) Decrease in Short-Term Investments	359
Net Increase (Decrease) in Cash Overdrafts	52
Net Realized Gain (Loss) for Foreign Currency Transactions	(263)
Net Realized Gain (Loss) on Futures Contracts	46
Net Investment Income	1,164
Adjustments to Reconcile Net Investment Income to Net Cash Provided (Used) by Operating Activities:
Net (Increase) Decrease in Receivables Related to Operations	1
Net (Increase) Decrease in Payables Related to Operations	17
Accretion/Amortization of Discounts and Premiums	(95)
Net Cash Provided (Used) by Operating Activities	(406)
Cash Flows From Financing Activities:
Cash Received for Reverse Repurchase Agreements	8,166
Cash Paid for Reverse Repurchase Agreements	(6,470)
Payment for Fund Shares Repurchased	(90)
Cash Distribution Paid	(1,246)
Net Cash Provided (Used) for Financing Activities	360
Net Increase (Decrease) in Cash	(46)
Cash at Beginning of Period	46
Cash at End of Period	$—

Supplemental Disclosure of Cash Flow Information:
Interest Paid on Reverse Repurchase Agreements during the Period	$45

18	The accompanying notes are an integral part of the financial statements.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009

Financial Highlights

Selected Per Share Data and Ratios

	Six Months Ended June 30,		Year Ended December 31,
	2009 (unaudited)		2008		2007	2006	2005	2004
Net Asset Value, Beginning of Period	$5.98		$7.97		$8.12	$7.93	$8.07	$7.91
Net Investment Income†	0.27		0.51		0.51	0.49	0.61	0.63
Net Realized and Unrealized Gain (Loss) on Investments	0.86		(2.02)		(0.11)	0.25	(0.08)	0.16
Total from Investment Operations	1.13		(1.51)		0.40	0.74	0.53	0.79
Distributions from and/or in excess of:
Net Investment Income	(0.24)		(0.51)		(0.56)	(0.55)	(0.67)	(0.63)
Increase from Payment by Affiliate	—		0.01		—	—	—	—
Anti-Dilutive Effect of Share Repurchase Program	0.00	‡	0.02		0.01	—	—	—
Net Asset Value, End of Period	$6.87		$5.98		$7.97	$8.12	$7.93	$8.07
Per Share Market Value, End of Period	$5.78		$4.81		$6.97	$9.63	$9.06	$10.25
TOTAL INVESTMENT RETURN:
Market Value	25.54	%#	(24.14)%		(22.04)%	13.25%	(4.24)%	42.60%
Net Asset Value(1)	19.82	%#	(17.49	)%**	5.85%	8.96%	6.46%	10.14%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$28,055		$24,523		$33,292	$34,125	$33,289	$33,858
Ratio of Expenses to Average Net Assets	1.98	%*+	2.00	%+	1.91%+	2.20%	2.45%	1.91%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.60	%*+	1.65	%+	1.46%+	1.59%	1.61%	1.61%
Ratio of Net Investment Income to Average Net Assets	9.02	%*+	6.97	%+	6.21%+	6.18%	7.53%	8.00%
Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%*§	0.00	%§	0.00%§	N/A	N/A	N/A
Portfolio Turnover Rate	52	%#	55%		40%	39%	53%	91%

(1)

Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder’s investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

‡	Amount is less than $0.005 per share.
†	Per share amount is based on average shares outstanding.
+

The Ratio of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The affect of the rebate on the ratios is disclosed in the above table as “Rebate from Morgan Stanley Affiliates to Average Net Assets”.

**

The Adviser reimbursed the Fund for losses incurred on derivative transactions that breached an investment guideline of the Fund during the period. The impact of this reimbursement is reflected in the total investment return shown above, Without this reimbursement, the total investment return based on net asset value would have been (17.62)%. (See Note H within the Notes to Financial Statements)

*	Annualized
#	Not Annualized
§	Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.	19

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements

The Morgan Stanley Global Opportunity Bond Fund, Inc. (the “Fund”) was incorporated in Maryland on March 31, 1994, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary objective is to seek to produce high current income and as a secondary objective to seek capital appreciation. In seeking to achieve these objectives the Fund will invest primarily in high yield bonds of issuers located throughout the world, including U.S. issuers and issuers in emerging countries. To the extent that the Fund invests in derivative instruments that the Adviser believes have economic characteristics similar to high yield bonds of U.S. and non-U.S. issuers, such investments will be counted for purposes of the Fund’s policy in the previous sentence. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative instruments as described herein.

A.    Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Fund in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.             Security Valuation: Bonds and other fixed income securities may be valued according to the broadest and most representative market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Securities listed on a foreign exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices obtained from reputable brokers. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, if it approximates market value.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board of Directors (the “Directors”), although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange (NYSE). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.             Reverse Repurchase Agreements: The Fund may enter into reverse repurchase agreements with institutions that the Fund’s investment adviser has determined are creditworthy. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities purchased with the proceeds from the sale of securities received by the Fund may decline below the price of the securities the Fund is obligated to repurchase. Reverse repurchase agreements also involve credit risk with the counterparty to the extent that the value of securities subject to repurchase exceed the Fund’s liability under the reverse repurchase agreement. Securities subject to repurchase under reverse repurchase agreements, if any, are designated as such in the Portfolio of Investments.

At June 30, 2009, the Fund had a reverse repurchase agreement outstanding with UBS Warburg as follows:

Maturity in Less than 365 Days
Value of Securities Subject to Repurchase	$5,268,000
Liability Under Reverse Repurchase Agreement	$3,463,000
Weighted Average Days to Maturity	36.62

The weighted average weekly balance of reverse repurchase agreements outstanding during the six months ended June 30, 2009 was approximately $1,560,000 at a weighted average weekly interest rate of 3.31%.

3.             Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

• investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

• investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in net unrealized currency gains

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

(losses) on foreign currency translations for the period is reflected in the Statement of Operations.

A significant portion of the Fund’s net assets consists of securities of issuers located in emerging markets or which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Emerging market securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than U.S. securities. In addition, emerging market securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

4.             Derivatives: The Fund may use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of the Fund’s portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is generally recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Investment Adviser seeks to use derivatives to further the Fund’s investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund’s initial investment in such contracts.

Options: If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument such as a security, currency or index, at an agreed upon price typically in exchange for a premium paid by the Fund. If a Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed upon price typically in exchange for a premium received by the Fund. Premiums are received and are recorded as liabilities. The liabilities are subsequently adjusted to reflect the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the net realized gain or loss. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Swaps: A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for swaps. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected. When the Fund has an unrealized loss on a swap contract, the Fund has instructed the custodian to pledge cash or liquid securities as collateral with a value approximately equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate. Cash collateral is disclosed in the table following the Portfolio of Investments. Cash collateral has been offset against open swap contracts under the provisions of FASB Interpretation No. 39 Offsetting of Amounts Related to Certain Contracts an interpretation of APB Opinion No. 10 and FASB Statement No. 105 and are included within “Swap Contracts” on the Statement of Assets and Liabilities. For cash collateral received, the Fund pays a monthly fee to the counterparty based on the effective rate for Federal Funds. This fee, when paid, is included within realized loss on swap contracts on the Statement of Operations.

The Fund adopted the provisions of the FASB Staff Position Paper No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45 (FSP FAS 133-1 and FIN 45-4),

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June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

effective November 30, 2008. FSP FAS 133-1 and FIN 45-4 requires the seller of credit derivatives to provide additional disclosure about its credit derivatives. The Fund’s use of swaps may include those based on the credit of an underlying security and commonly referred to as “credit default swaps Where the Fund is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default by a third party on the debt obligation. If no default occurs, the Fund would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. The current credit rating of each individual issuer is listed in the table following the Portfolio of Investments and serves as an indicator of the current status of the payment/performance risk of the credit derivative. Alternatively, for credit default swaps on an index of credits, the quoted market prices and current values serve as an indicator of the current status of the payment/performance risk of the credit derivative. Generally, lower credit ratings and increasing market values, in absolute terms, represent a deterioration of the credit and a greater likelihood of an adverse credit event of the issuer.

Structured Investments: The Fund also may invest a portion of its assets in structured notes and other types of structured investments. A structured note is a derivative security for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate or LIBOR), referenced bonds and stock indices. Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Changes in interest rates and movement of the factor may cause significant price fluctuations and changes in the reference factor may cause the interest rate on the structured note to be reduced to zero and any further changes in the reference factor may then reduce the principal amount payable on maturity. Other types of structured investments include interests in entities organized and operated for the purpose of restructuring the investment characteristics of underlying investment interests or securities. These investment entities may be structured as trusts or other types of pooled investment vehicles. Holders of structured investments bear risks of the underlying investment and are subject to counterparty risk. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Foreign Currency Forward Contracts: In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date (“forward contracts”). A foreign currency forward contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Forward foreign currency exchange contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross

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June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. A forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains (losses) when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Hedging the Fund’s currency risks involves the risk of mismatching the Fund’s objectives under a forward or futures contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund’s securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

Mortgage Derivatives: Mortgage derivatives derive their value from the value of underlying mortgages. Mortgage derivatives are subject to the risks of price movements in response to changing interest rates and the level of prepayments made by borrowers of the underlying mortgages. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of a mortgage backed security and could result in losses to a Fund. The risk of such defaults is generally higher in the case of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payment on their mortgages. Mortgage derivatives include Collateralized Mortgage Obligations (“CMOs”), Commercial Mortgage-Backed Securities (“CMBSs”) and Stripped Mortgage-Backed Securities (“SMBSs”).

CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively “Mortgage Assets”). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Fund may invest in any class of CMO. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Fund could sustain a loss.

CMBS are generally multi-class or pass-through securities backed by a mortgage loan or a pool of mortgage loans secured by commercial property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, multifamily properties and cooperative apartments. The commercial mortgage loans that underlie CMBS are generally not amortizing or not fully amortizing. That is, at their maturity date, repayment of their remaining principal balance or “balloon” is due and is repaid through the attainment of an additional loan or sale of the property. An extension of a final payment on commercial mortgages will increase the average life of the CMBS, generally resulting in lower yield for discount bonds and a higher yield for premium bonds. CMBS are subject to credit risk and prepayment risk. Although prepayment risk is present, it is of a lesser degree in the CMBS than in the residential mortgage market; commercial real estate property loans often contain provisions which substantially reduce the likelihood that such securities will be prepaid (e.g., significant prepayment penalties on loans and, in some cases, prohibition on principal payments for several years following origination).

SMBSs are derivative multi-class mortgage securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Investments in each class of SMBS are extremely sensitive to changes in interest rates. IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of prepayment decreases. If the Fund invests in SMBSs and interest rates move in a manner not anticipated by Fund management, it is possible that the Fund could lose all or substantially all of its investment.

Inverse Floaters: Inverse floating rate obligations are obligations which pay interest at rates that vary inversely with changes in market rates of interest. Because the interest rate paid to holders of such obligations is generally determined by subtracting a variable or floating rate from a predetermined amount, the interest rate paid to holders of such obligations will decrease as such variable or floating rate increases and increase as such variable or floating rate decreases. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or

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June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

decrease substantially because of changes in the rate of prepayments.

Over-the-Counter Trading: Securities and other derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of non-performance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and ask prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”), effective December 29, 2008. SFAS 161 is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Fund uses derivative instruments, how these derivative instruments are accounted for and their effects on the Fund’s financial position and results of operations.

The following table sets forth the fair value of the Fund’s derivative contracts by primary risk exposure as of June 30, 2009.

Primary Risk Exposure	Statement of Assets and Liabilities	Futures (000)(a)
Assets:
Interest Rate Contracts	Receivables	$6

(a) This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Portfolio of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Fund’s realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the six months ended June 30, 2009 in accordance with SFAS 161.

Net Realized Gain (Loss)
Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)	Futures (000)
Interest Rate Contracts	Realized Gain (Loss) on Futures Contracts	$—	$46
Foreign Currency Contracts	Realized Gain (Loss) on Foreign Currency Exchange Contracts	(3)	—
Total		$(3)	$46

Change in Net Unrealized Appreciation (Depreciation)
Primary Risk Exposure	Statement of Operations	Foreign Currency Contracts (000)	Futures (000)
Interest Rate Contracts	Change in Unrealized Appreciation (Depreciation) on Futures Contracts	$—	$6
Foreign Currency Contracts	Change in Unrealized Appreciation (Depreciation) on Foreign Currency Exchange Contracts	(3)	—
Total		$(3)	$6

All open derivative positions at period end are reflected on the Portfolio of Investments and the volume of these open positions relative to the net assets of the Fund is generally

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

representative of open positions throughout the reporting period for the Fund.

5.             Securities Sold Short: The Fund may sell securities short. A short sale is a transaction in which the Fund sells securities it may or may not own, but has borrowed, in anticipation of a decline in the market price of the securities. The Fund is obligated to replace the borrowed securities at their market price at the time of replacement. The Fund may have to pay a premium to borrow the securities as well as pay any dividends or interest payable on the securities until they are replaced. The Fund’s obligation to replace the securities borrowed in connection with a short sale will generally be secured by collateral deposited with the broker that consists of cash, U.S. government securities or other liquid, high grade debt obligations. In addition, the Fund will either place in a segregated account with its custodian or denote on its custody records an amount of cash, U.S. government securities or other liquid high grade debt obligations equal to the difference, if any, between (1) the market value of the securities sold at the time they were sold short and (2) any cash, U.S. government securities or other liquid high grade debt obligations deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). Short sales by the Fund involve certain risks and special considerations. Possible losses from short sales differ from losses that could be incurred from a purchase of a security because losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. At June 30, 2009, the Fund did not have any outstanding securities sold short.

6.             Bank Loans: Bank loans generally are negotiated between a borrower and several financial institutional lenders represented by one or more lenders acting as agent of all the lenders. The agent is responsible for negotiating the loan agreement that establishes the terms and conditions of the loan and the rights of the borrower and the lenders, monitoring any collateral, and collecting principal and interest on the loan. By investing in a loan, the Fund becomes a member of a syndicate of lenders. Certain public bank loans are illiquid, meaning the Fund may not be able to sell them quickly at a fair price. Illiquid securities are also difficult to value. To the extent a bank loan has been deemed illiquid, it will be subject to the Fund’s restrictions on investment in illiquid securities. The secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.

Bank loans are subject to the risk of default. Default in the payment of interest or principal on a loan will result in a reduction of income to the Fund, a reduction in the value of the loan, and a potential decrease in the Fund’s net asset value. The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. Because public bank loans usually rank lower in priority of payment to senior loans, they present a greater degree of investment risk due to the fact that the cash flow or other property of the borrower securing the bank loan may be insufficient to meet scheduled payments after meeting the payment obligations of the senior secured obligations of the borrower. These bank loans may exhibit greater price volatility as well. As discussed above, however, because bank loans reside higher in the capital structure than high yield bonds, default losses have been historically lower in the bank loan market. Bank loans that are rated below investment grade share the same risks of other below investment grade securities.

7.             Fair Value Measurement: In accordance with Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. SFAS 157 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund’s investments. The inputs are summarized in the three broad levels listed below.

•                  Level 1 — quoted prices in active markets for identical securities

•                  Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

8.             Subsequent Event: In accordance with the provisions set forth in Financial Accounting Standards Board Statement of Financial Accounting Standards No. 165, Subsequent Events, adopted by the Fund as of June 30, 2009, management has evaluated the possibility of subsequent events existing in the Fund’s financial statements through August 28, 2009. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

9.             Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis and discounts and premiums on investments purchased are accreted or amortized in accordance with the effective yield method over their respective lives, except where collection is in doubt.

B.           Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the “Adviser” or “MS Investment Management”) provides investment advisory services to the Fund under the terms of an Investment Advisory and Management Agreement (the “Agreement”). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at an annual rate of 1.00% of the Fund’s average weekly net assets.

C.           Administration Fees: MS Investment Management also serves as Administrator to the Fund pursuant to an Administration Agreement. Under the Administration Agreement, the administration fee is 0.08% of the Fund’s average weekly net assets. MS Investment Management has agreed to limit the administration fee through a waiver so that it will be no greater than the previous administration fee (prior to November 1, 2004) of 0.02435% of the Fund’s average weekly net assets plus $24,000 per annum. This waiver is voluntary and may be terminated at any time. For the six months ended June 30, 2009, no administration fees were waived pursuant to this arrangement. Under a sub-administration agreement between the Administrator and JPMorgan Investor Services Co. (“JPMIS”), a corporate affiliate of JPMorgan Chase Bank, N.A., JPMIS provides certain administrative services to the Fund. For such services, the Administrator pays JPMIS a portion of the fee the Administrator receives from the Fund. Administration costs (including out-of-pocket expenses) incurred in the ordinary

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June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

course of providing services under the agreement, except pricing services and extraordinary expenses, will be covered under the administration fee.

D.    Custodian Fees: JPMorgan Chase Bank, N.A., (the “Custodian”) serves as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense Offset” on the Statement of Operations.

E.    Federal Income Taxes: It is the Fund’s intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements. Distributions to stockholders are recorded on the ex-dividend date.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/ or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

Financial Accounting Standards Board Interpretation No. 48 Accounting for Uncertainty in Income Taxes (FIN 48) sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in “Interest Expense” and penalties in “Other” expenses on the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2008, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2008 and 2007 was as follows:

2008 Distributions Paid From: (000)		2007 Distributions Paid From: (000)
Ordinary Income	Long-term Capital Gain	Ordinary Income	Long-term Capital Gain
$2,119	$—	$2,353	$—

The amount and character of income and capital gain distributions to be paid by the Fund are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. The book/tax differences are considered either temporary or permanent in nature.

Temporary differences are generally due to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions, basis adjustments on certain equity securities designated as issued by passive foreign investment companies and distribution

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

redesignations, resulted in the following reclassifications among the components of net assets at December 31, 2008:

Increase (Decrease)
Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
$449	$(432)	$(17)

At December 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income (000)	Undistributed Long-term Capital Gain (000)
$278	$—

At June 30, 2009, the U.S. Federal income tax cost basis of investments was approximately $31,628,000 and, accordingly, net unrealized depreciation for U.S. Federal income tax purposes was $200,000 of which $1,715,000 related to appreciated securities and $1,915,000 related to depreciated securities.

At December 31, 2008, the Fund had a capital loss carryforward for U.S. Federal income tax purposes of approximately $15,094,000 to offset against future capital gains of which $1,037,000 will expire on December 31, 2009, $6,605,000 will expire on December 31, 2010, $5,597,000 will expire on December 31, 2011 and $1,855,000 will expire on December 31, 2016.

Net capital, currency and passive foreign investment company (“PFIC”) losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund’s next taxable year. For the year ended December 31, 2008, the Fund deferred to January 2, 2009, for U.S. Federal income tax purposes, capital losses of approximately $1,459,000.

F.    Contractual Obligations: The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

G.    Security Transactions and Transactions with Affiliates:  The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio, an open-end management investment company managed by the Adviser. Investment Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of advisory and administration fees paid by the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio. For the six months ended June 30, 2009, advisory fees paid were reduced by less than $500 relating to the Fund’s investment in the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio.

A summary of the Fund’s transactions in shares of the affiliated issuer during the six months ended June 30, 2009 is as follows:

Market Value December 31, 2008 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)	Market Value June 30, 2009 (000)
$719	$9,731	$10,030	$1	$420

During the six months ended June 30, 2009, the Fund made purchases and sales totaling approximately $16,053,000 and $14,368,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases and sales of long-term U.S. Government securities for the six months ended June 30, 2009.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

During the six months ended June 30, 2009, the Fund incurred no brokerage commissions with Morgan Stanley & Co. Incorporated, an affiliated broker/dealer.

H.    Reimbursement by Affiliate: The Adviser reimbursed the Fund for a loss of approximately $36,000 incurred on derivative transactions that breached an investment guideline of the Fund during the year ended December 31, 2008. The amount is reflected in the Statements of Changes in Net Assets.

I.     Other: A significant portion of the Fund’s total investments consists of U.S. high yield securities rated below investment grade. Investments in high yield securities are accompanied by a greater degree of credit risk and the risk tends to be more sensitive to economic conditions than higher-rated securities.

Emerging market and high yield investments are often traded by one market maker who may also be utilized by the Fund to provide pricing information used to value such securities. The amounts which will be realized upon disposition of the securities may differ from the value reflected on the Portfolio of Investments and the differences could be material.

On June 19, 2007, the Directors approved a procedure whereby the Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of the purchase. During the six months ended June 30, 2009, the Fund repurchased 17,700 of its shares at an average discount of 17.70% from net asset value per share. Since the inception of the program, the Fund has repurchased 118,585 of its shares at an average discount of 15.04% from net asset value per share. The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors.

On June 19, 2009 the Officers of the Fund, pursuant to authority granted by the Directors, declared a distribution of $0.12 per share, derived from net investment income, payable on July 15, 2009, to stockholders of record on June 30, 2009.

On June 18, 2009, the Board of Directors of the Fund approved, subject to stockholder approval, a reorganization of Morgan Stanley Global Opportunity Bond Fund, Inc. into Morgan Stanley Emerging Markets Debt Fund, Inc. Completion of the reorganization is subject to a number of conditions, including approval by the stockholders of the Fund.

J.    Supplemental Proxy Information: On June 17, 2009, an annual meeting of the Fund’s stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withhed
Michael Bozic	3,373,098	249,286
Michael F. Klein	3,375,926	246,458
W. Allen Reed	3,373,607	248,777

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Notes to Financial Statements (cont’d)

For More Information About Portfolio Holdings

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund’s second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund’s first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC’s website, www.sec.gov. You may also review and copy them at the SEC’s public reference room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC’s e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund’s monthly or calendar-quarter website postings, by calling toll free 1-(800) 231-2608.

Proxy Voting Policy and Procedures and Proxy Voting Record

A copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC’s website at www.sec.gov.

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Fund Management

The Fund is managed within the Taxable Fixed Income and Taxable High Yield teams. The teams consist of portfolio managers and analysts. Current members of the teams jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are Eric J. Baurmeister, Federico L. Kaune, Abigail L. McKenna and Dennis Schaney, each a Managing Director of the Adviser.

Mr. Baurmeister has been associated with the Adviser in an investment management capacity since 1997 and began managing the Fund in July 2003. Mr. Kaune has been associated with the Adviser in an investment management capacity since 2002 and began managing the Fund in July 2003. Ms. McKenna has been associated with the Adviser in an investment management capacity since 1996 and began managing the Fund in July 2003. Mr. Schaney has been associated with the Adviser in an investment management capacity since September 2008 and began managing the Fund in October 2008. Prior to September 2008, Mr. Schaney served as Global Head of Fixed Income at Credit Suisse Asset Management (October 2003 to April 2007) and, prior to that, as Head of Leveraged Finance at BlackRock, Inc. (January 1998 to October 2003).

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Dividend Reinvestment and Cash Purchase Plan

Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the “Plan”), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the “Plan Agent”) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, quarterly, in any amount from $100 to $3,000, for investment in Fund shares.

Dividend and capital gain distributions (Distributions) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent’s fees for the reinvestment of Distributions will be paid by the Fund. However, each participant’s account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant’s behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder’s name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley Global Opportunity Bond Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual investors in Morgan Stanley Institutional closed end funds. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders. Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others. We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as “personal information.”

1. What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•                  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•                  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•                  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•                  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•                  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your

Morgan Stanley Global Opportunity Bond Fund, Inc.

June 30, 2009 (unaudited)

Morgan Stanley Institutional Closed End Funds
An Important Notice Concerning Our U.S. Privacy Policy (cont’d)

domain name, your computer’s operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of “cookies.” “Cookies” recognize your computer each time you return to one of our sites, and help to improve our sites’ content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2. When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A. Information We Disclose to Our Affiliated Companies. We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B. Information We Disclose to Third Parties. We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to nonaffiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

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Morgan Stanley Global Opportunity Bond Fund, Inc.

Directors
Michael E. Nugent	Kevin Klingert
Vice President
Frank L. Bowman
Stefanie V. Chang Yu
Michael Bozic	Vice President

Kathleen A. Dennis	James W. Garrett
Treasurer and Chief Financial Officer
James F. Higgins
Carsten Otto
Dr. Manuel H. Johnson	Chief Compliance Officer

Joseph J. Kearns	Mary E. Mullin
Secretary
Michael F. Klein

W. Allen Reed

Fergus Reid

Officers
Michael E. Nugent
Chairman of the Board and Director

Randy Takian
President and Principal Executive Officer

Investment Adviser and Administrator
Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Custodian
JPMorgan Chase Bank, N.A.
270 Park Avenue
New York, New York 10017

Stockholder Servicing Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, Massachusetts 02021

Legal Counsel
Clifford Chance US LLP
31 West 52nd Street
New York, New York 10019-6131

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116

For additional Fund information, including the Fund’s net asset value per share and information regarding the investments comprising the Fund’s portfolio, please call toll free 1-(800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2009 Morgan Stanley

CEMGBSAN
IU09-03438P-Y06/09

Item 2. Code of Ethics.

Not applicable for semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semiannual reports.

Item 4. Principal Accountant Fees and Services

Not applicable for semiannual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semiannual reports.

Item 6. Schedule of Investments

Refer to Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semiannual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to annual reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Morgan Stanley Global Opportunity Bond Fund, Inc.*

Period	TOTAL NUMBER OF SHARES PURCHASED	AVERAGE PRICE PAID PER SHARE	TOTAL NUMBER OF SHARES PURCHASED AS PART OF PUBLICLY ANNOUNCED PLANS OR PROGRAMS	MAXIMUM NUMBER OF SHARES THAT MAY YET BE PURCHASED UNDER THE PLANS OR PROGRAMS
January	3,000	$5.12	3,000	Unlimited
February	14,700	$5.00	14,700	Unlimited
March	—	—	—	Unlimited
April	—	—	—	Unlimited
May	—	—	—	Unlimited
June	—	—	—	Unlimited

*  The Share Repurchase Program commenced on 6/19/2007.

The Fund expects to continue to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Board of Directors.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

1

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) Code of Ethics - Not applicable for semiannual reports.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Morgan Stanley Global Opportunity Bond Fund, Inc.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Randy Takian
Name:	Randy Takian
Title:	Principal Executive Officer
Date:	August 20, 2009

By:	/s/ James W. Garrett
Name:	James W. Garrett
Title:	Principal Executive Officer
Date:	August 20, 2009